Significant Portions of Deferred Tax Assets and Liabilities (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets (liabilities)
Intangible assets	$ (8,046,564)	$ (8,153,358)
Deferred tax assets:
Property and equipment	634,354	634,354
Net operating loss carryforwards	20,699,678	20,376,785
Contribution and other carryforwards	292,692	241,637
Inventory and accounts receivable reserves	139,999	139,999
Valuation allowance	(13,720,159)	(13,239,417)
Net deferred tax assets